UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

		FORM	8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):				June 25, 2020

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530			38-2033632
	(Commission File Number)			(I.R.S. Employer Identification No.)

200 East Long Lake Road
Suite 300
	Bloomfield Hills,	Michigan		48304-2324
	(Address of Principal Executive Office)			(Zip Code)

	Registrant’s Telephone Number, Including Area Code:			(248)	258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol	on which registered
Common Stock, $0.01 Par Value	TCO	New York Stock Exchange

6.5% Series J Cumulative Redeemable Preferred Stock, No Par Value	TCO PR J	New York Stock Exchange

6.25% Series K Cumulative Redeemable Preferred Stock, No Par Value	TCO PR K	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    OTHER EVENTS.

2020 Annual Meeting of Shareholders

The Company has scheduled its next Annual Meeting of Shareholders (the “2020 Annual Meeting”) for July 28, 2020. The record date, time and location of the 2020 Annual Meeting will be set forth in the proxy statement for the 2020 Annual Meeting to be distributed to shareholders prior to the meeting.

Shareholder Proposal Deadline under Rule 14a-8

Because the scheduled date of the 2020 Annual Meeting is more than 30 days after the anniversary date of the Company’s 2019 Annual Meeting of Shareholders, the deadline for shareholders to submit proposals for inclusion in the Company’s proxy statement for the 2020 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting of Shareholders, is no longer applicable. Pursuant to Rule 14a-5(f) under the Exchange Act, the Company is providing notice of the revised deadline for the submission of shareholder proposals in compliance with Rule 14a-8 of the Exchange Act in connection with the 2020 Annual Meeting. To be considered for inclusion in proxy materials for the 2020 Annual Meeting, shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2020 Annual Meeting must be received by the Company’s Secretary, Chris Heaphy, at 200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan 48304-2324, no later than July 6, 2020. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 25, 2020	TAUBMAN CENTERS, INC.

		By:	/s/ Simon J. Leopold
Simon J. Leopold
Executive Vice President, Chief Financial Officer, and Treasurer